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                                                                    EXHIBIT 10.1


                    AMENDMENT NUMBER ELEVEN TO LOAN AGREEMENT

         THIS AMENDMENT to the Loan Agreement entered into as of October 4, 1993, between ARI NETWORK SERVICES, INC. ("ARI") and WITECH CORPORATION ("WITECH") as amended (the "Loan Agreement") is dated January 21, 1998.

                                   BACKGROUND

         This Amendment to the Loan Agreement reflects the mutual understanding and agreement of the parties to amend the Loan Agreement regarding the provision by WITECH of a revolving credit facility to ARI.

         NOW THEREFORE, the parties agree as follows:

         1. The amount stated in Paragraph 2.2 of the Loan Agreement shall be changed to One Million Two Hundred Thousand Dollars ($1,200,000).

         2. In Exhibit 1.1 to the Agreement, in the definition of "Termination Date" and in the Revolving Credit Note, the references to December 31, 1997 are hereby deleted and December 31, 1998 is substituted therefor.

         3. In Exhibit 1.1 to the Agreement, in the definition of "Total Loan Commitment," the reference to "Two Million Dollars ($2,000,000)" is deleted and "One Million Two Hundred Thousand Dollars ($1,200,000)" is substituted therefor.

         4. In Exhibit 2.2(a), the reference to "Two Million Dollars ($2,000,000)" is deleted and "One Million Two Hundred Thousand Dollars ($1,200,000)" is substituted therefor.

         5. In consideration of the agreements by WITECH reflected in this Amendment Number Eleven, ARI hereby grants WITECH a warrant (the "January 1998 Warrant") for the purchase of twenty five thousand (25,000) shares as reflected in Exhibit A attached hereto.

         6. Subject to the amendment described herein, the Loan Agreement and associated documents and agreements remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers as of the date first above written.

WITECH CORPORATION



By:                                   ARI NETWORK SERVICES, INC.
   ----------------------------
Francis Brzezinski, President         By:
                                         ------------------------
                                         Brian E. Dearing, Chairman, President
                                         and Chief Executive Officer